UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 6, 2004

JDA Software Group, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-27876	86-0787377

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14400 N. 87th Street, Scottsdale, AZ	85260-3649

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(480) 308-3000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 6, 2004

Item 12. Results of Operations and Financial Condition

On January 6, 2004, JDA Software Group, Inc. (“JDA”) announced certain of its preliminary financial results for the quarter ended December 31, 2003 by issuing a press release. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.

Date: January 6, 2004	By:	/s/ Kristen L. Magnuson

Kristen L. Magnuson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 6, 2004